                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 2004


                            Cox Communications, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                    1-6590                   58-2112288
   -----------------           ---------------           ------------------
     (State or other             (Commission              (I.R.S. Employer
     jurisdiction of             File Number)            Identification No.)
      incorporation)


                   1400 Lake Hearn Drive
                     Atlanta, Georgia                        30319
              --------------------------------            ------------
         (Address of principal executive offices)         (Zip Code)



                                 (404) 843-5000
                             -----------------------
              (Registrant's telephone number, including area code)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

99.1 Press Release dated August 2, 2004 (furnished pursuant to Item 9 of Form 8-K).

ITEM 9.  REGULATION FD DISCLOSURE.

         On August 2, 2004, Cox Communications, Inc. issued a press release regarding Cox Enterprises, Inc.'s proposal to acquire public minority shares, and a copy of this statement is being furnished as an exhibit to this report.

         The information furnished pursuant to Item 9 and Exhibit 99.1 of this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, except if Cox specifically incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COX COMMUNICATIONS, INC.



Date:  August 2, 2004           By:      /s/ Jimmy W. Hayes
                                      --------------------------------------
                                      Jimmy W. Hayes
                                      Executive Vice President, Finance
                                      and Chief Financial Officer